Exhibit 10.26

EXECUTION VERSION

INTERACTIVE NETWORK, INC.

AMENDMENT TO SELLERS’ SECURITIES AGREEMENT

This AMENDMENT TO SELLERS’ SECURITIES AGREEMENT (this “Amendment”), dated as of December 6, 2008, is entered into by and among Interactive Network, Inc., a Nevada corporation (the “Issuer”) and the holders whose names appear on the signature pages hereto (the “Holders”) of the Issuer’s outstanding Subordinated Secured Notes due 2011 (the “Sellers’ Secured Notes”).

RECITALS

WHEREAS, this Amendment is being entered into with reference to the Sellers’ Securities Agreement (Sellers’ Secured Notes Due 2011) dated as of December 6, 2007, among the Issuer, the Senior Subordinated Guarantors whose names appear on the signature pages thereto (the “Senior Subordinated Guarantors”), the Junior Subordinated Guarantors whose names appear on the signatures pages thereto (the “Junior Subordinated Guarantors”, and together with the Senior Subordinated Guarantors, the “Guarantors”), the Holders as “Holders” defined therein and party thereto, and the U.S. Bank National Association (the “Agent”), as “Administrative Agent” and “Collateral Agent” defined therein and party thereto (the “SSA”) and the Sellers’ Secured Notes issued pursuant thereto.

WHEREAS, the Issuer and the Holders wish to amend the SSA to correct the number of Warrant Shares listed on Schedule 2.02 thereto; and

WHEREAS, Section 12.02 of the SSA permits the amendment of the SSA and the Holders have agreed to such amendment; and

NOW, THEREFORE, in consideration of the foregoing premises, the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.

Definitions.

Capitalized terms used herein without other definition shall have the respective meanings herein assigned to such terms in the SSA.

Section 2.

Amendment to Schedule 2.02 to the SSA.

Schedule 2.02 to the SSA is hereby deleted in its entirety and replaced with Schedule 2.02 attached to this Amendment.

Section 3.

Affirmation of Obligations.

The Issuer hereby ratifies, affirms and confirms all of the Note Documents and each and every Obligation, covenant and agreement of the Issuer thereunder in all respects, except as otherwise expressly modified or waived by this Amendment upon the terms set forth herein.  In addition, the Issuer hereby represents and warrants that, as of the date hereof, no counterclaim, right of set-off, claim or defense of any kind exists or is outstanding with respect to any of the Obligations or against any of the Holders of any Sellers’ Secured Notes.

Section 4.

Reaffirmation of Guarantees.

Each Guarantor hereby agrees and acknowledges that such Guarantor’s guarantee of all Obligations of the Issuer under the Note Documents remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects.

Section 5.

Miscellaneous.

5.1.

Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

5.2.

Funding Documents Ratified.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Holders under the SSA, the Security Agreements or any other Funding Documents; or be construed to alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the SSA, the Security Agreements or any other Funding Documents, all of which are hereby confirmed and ratified in all respects and shall continue in full force and effect.

5.3.

Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Amendment shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Amendment.

5.4.

Note Documents.  From and after the date of this Amendment, this Amendment shall be considered a Note Document for all purposes of the SSA, entitled to all of the benefits and protections thereof, and all references to the Note Documents shall thereafter be construed to include this Amendment.

5.5.

Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5.6.

Counterparts; Facsimile Signatures.   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Facsimile signatures shall be considered originals for all purposes.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ISSUER

INTERACTIVE NETWORK, INC.

By:  /s/ Paul Asher

Name:

Paul Asher

Title:

Secretary

HOLDERS

ANDREW B. CONRU TRUST AGREEMENT

By: /s/ Andrew B. Conru

Andrew B. Conru, Trustee

MAPSTEAD TRUST,

CREATED ON APRIL 16, 2002

By: /s/ Lars Mapstead

Lars Mapstead, Trustee

By: /s/ Marin A. Mapstead

Marin A. Mapstead, Trustee

[signatures continue on following page]

ACKNOWLEDGED AND AGREED:

SENIOR SUBORDINATED GUARANTORS:

VARIOUS, INC.

By:  /s/ Daniel C. Staton

Name:  Daniel C. Staton
Title:

Chief Financial Officer

GLOBAL ALPHABET, INC.
SHARKFISH, INC.
TRAFFIC CAT, INC.
BIG ISLAND TECHNOLOGY GROUP, INC.
FASTCUPID, INC.
MEDLEY.COM INCORPORATED
PPM TECHNOLOGY GROUP, INC.
FRIENDFINDER NETWORK, INC.

By:  /s/ Daniel C. Staton

Name:  Daniel C. Staton
Title:

Chief Financial Officer

FRIENDFINDER PROCESSING LTD.

By:  /s/ Daniel C. Staton

Name:  Daniel C. Staton
Title:

Chief Financial Officer

STREAMRAY, INC.

By:  /s/ Daniel C. Staton

Name:  Daniel C. Staton
Title:

Chief Financial Officer

CONFIRM ID, INC.
FRNK TECHNOLOGY GROUP
TRANSBLOOM, INC.
STREAMRAY INC.

By:  David Bloom

Name:  David Bloom
Title:

Chief Executive Officer

JUNIOR SUBORDINATED GUARANTORS:

PENTHOUSE MEDIA GROUP INC.
GENERAL MEDIA ART HOLDING, INC.
GENERAL MEDIA COMMUNICATIONS, INC.
GENERAL MEDIA ENTERTAINMENT, INC.
GENERAL MEDIA UK LIMITED
GMCI INTERNET OPERATIONS, INC.
GMI ON-LINE VENTURES, LTD.
PENTHOUSE CLUBS INTERNATIONAL ESTABLISHMENT
PENTHOUSE IMAGES ACQUISITIONS, LTD.
WEST COAST FACILITIES INC.
PMGI HOLDINGS INC.
PURE ENTERTAINMENT TELECOMMUNICATIONS, INC.

By:  /s/ Marc H. Bell

Name:  Marc H. Bell
Title:

President

PENTHOUSE FINANCIAL SERVICES N.V.

By:  /s/ Marc H. Bell

Name:  Marc H. Bell
Title:

Managing Director

PENTHOUSE DIGITAL MEDIA PRODUCTIONS INC.
VIDEO BLISS, INC.
DANNI ASHE, INC.

By:  /s/ Paul Asher

Name:  Paul Asher
Title:

President

SNAPSHOT PRODUCTIONS, LLC

By:  /s/ Paul Asher

Name:  Paul Asher
Title:

Manager

Schedule 2.02

ALLOCATION OF SELLERS’ SECURED NOTES AND WARRANTS

Holder	Principal Amount of Sellers’ Secured Note	Number of Warrant Shares
ANDREW B. CONRU TRUST AGREEMENT, Andrew B. Conru, Trustee Address: 116 El Nido Porola Valley, CA 94028	$72,814,104	21,625,418
MAPSTEAD TRUST, CREATED ON APRIL 16, 2002, Lars Mapstead and Marin A. Mapstead, Trustees Address: 180 Horizon Way Aptos, CA 95003	$7,185,896	2,134,175
Total	$80,000,000	23,759,593

Amendment to Sellers’ Securities Agreement – Schedule 2.02